Exhibit 10.68
                               AMENDMENT NO. 2 TO
                            THE EMPLOYMENT AGREEMENT


     This Amendment No. 2 to the Employment Agreement ("Amendment No. 2"), effective as of January 1, 1999, is entered into by and between Tanknology-NDE International, Inc., a Delaware corporate (the "Company") and A. Daniel Sharplin (the "Executive"). Capitalized terms used herein but not defined herein shall have the meaning assigned to them in the Employment Agreement (the "Employment Agreement"), dated as of July 1, 1997, by and between the Company and the Executive.

     Pursuant to Section 3(a) of the Employment Agreement, the Base Salary of the Executive is increased by the sum of $40,000 per annum from $250,000, as provided in the original Employment Agreement, to $290,000 effective January 1, 1999.

     IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment No. 2 effective as of January 1, 1999.


TANKNOLOGY-NDE INTERNATIONAL, INC.


BY:
         Jay Allen Chaffee
         Chairman of the Board



EXECUTIVE


BY:
         A. Daniel Sharplin